UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2009



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                  0-22446                                  95-3015862
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         (Commission File Number)              (IRS Employer Identification No.)


   495A South Fairview Avenue, Goleta, California            93117
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      (Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code       (805) 967-7611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry Into a Material Definitive Agreement.

     On June 29, 2009, Deckers Outdoor Corporation (the "Company") entered into Amendment Number Eleven (the "Amendment") to its Amended and Restated Credit Agreement dated as of November 25, 2002, as amended from time to time (the "Agreement") with Comerica Bank (the "Bank").

     The Amendment provides, among other things, as follows:

     (i) The "Letter of Credit Sublimit" (as defined in the Agreement) is changed to $2,500,000 with respect to standby Letters of Credit and $10,000,000 with respect to commercial Letters of Credit; and

     (ii) Changed financial covenants related to leases, capital expenditures and consolidated net loss for the fiscal quarter ending June 30, 2009.

     The Amendment is included in this Current Report as Exhibit 10.1. The summary above is qualified in its entirety by reference to such exhibit.

     We currently have no amounts outstanding under the credit facility.

Item 9.01.   Financial Statements and Exhibits.

            (d)  Exhibits.

                    Exhibit No.       Description
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                       10.1           Amendment No. 11 to Amended and Restated
                                      Credit Agreement among Deckers Outdoor
                                      Corporation and Comerica Bank.
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Deckers Outdoor Corporation

       Date:  July 7, 2009           /s/ Zohar Ziv
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                                     Zohar Ziv
                                     Chief Operating Officer